SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Supplement to the Prospectuses

POLARISAMERICA VARIABLE ANNUITY DATED OCTOBER 24, 2005

POLARIS ADVISOR VARIABLE ANNUITY DATED MAY 1, 2008

WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY DATED MAY 1, 2008

WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY DATED MAY 1, 2008

VARIABLE ANNUITY ACCOUNT TWO

Supplement to the Prospectus

VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY DATED OCTOBER 31, 2005

VARIABLE ANNUITY ACCOUNT FIVE

Supplement to the Prospectuses

SEASONS ADVISOR VARIABLE ANNUITY DATED JULY 29, 2003

SEASONS ADVISOR II VARIABLE ANNUITY DATED AUGUST 28, 2008

SEASONS SELECT VARIABLE ANNUITY DATED AUGUST 29, 2005

SEASONS TRIPLE ELITE VARIABLE ANNUITY DATED AUGUST 28, 2008

SEASONS ELITE VARIABLE ANNUITY DATED JULY 27, 2009

SEASONS ADVISOR III VARIABLE ANNUITY DATED JULY 27, 2009

SEASONS ADVANTAGE VARIABLE ANNUITY DATED JULY 27, 2009

SEASONS PREFERRED SOLUTION VARIABLE ANNUITY DATED JULY 27, 2009

VARIABLE ANNUITY ACCOUNT NINE

Supplement to the Prospectuses

ALLIANCEBERSTEIN OVATION VARIABLE ANNUITY DATED MAY 2, 2005

ALLIANCEBERSTEIN OVATION PLUS VARIABLE ANNUITY DATED MAY 2, 2005

ALLIANCEBERSTEIN OVATION ADVANTAGE VARIABLE ANNUITY DATED MAY 2, 2005

ALLIANCEBERSTEIN OVATION ADVISOR VARIABLE ANNUITY DATED MAY 2, 2005

The following replaces the paragraphs under the subheading "Ownership Structure of the Company" in the "THE COMPANY" section of the prospectus:

Ownership Structure of the Company

SunAmerica Annuity and First SunAmerica are indirect, wholly owned subsidiaries of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, see Financial Statements, below.

Dated: May 11, 2011

Please keep this Supplement with your Prospectus.